                                                                     EXHIBIT 1.6

                          WEYERHAEUSER MORTGAGE COMPANY
                       MORTGAGE INVESTOR SERVICING REPORT


CUTOFF DATE:   FEBRUARY 28, 1997               GROUP:          INV #815

REPORT DATE:   MARCH 25, 1997                  SERIES:        1988-3


SECTION 1 - MORTGAGE POOL ADMINISTRATION

================================================================================================
                                       # OF        P & I           POOL              POOL
POOL ACTIVITY                        LOANS       CONSTANT        INTEREST          PRINCIPAL
================================================================================================
Beginning Balance                      9          16,468.77                        1,709,624.18
                                ----------------------------------------------------------------
Installments                                                       13,208.53           1,697.65
                                ----------------------------------------------------------------
Curtailments                                                                              59.90
                                ----------------------------------------------------------------
Liquidations                           0               0.00             0.00               0.00
                                ----------------------------------------------------------------
Other                                                  0.00             0.51               0.00
                                ----------------------------------------------------------------
Ending Balance                         9          16,468.77                        1,707,866.63
                                ================================================================
                                                            SERVICING FEE:               647.19
                                                                             -------------------

                    TOTAL
DELINQUENTS          DELQ         30 DAYS        60 DAYS         90 DAYS +             F/C
================================================================================================
# Of Loans                2             2               0                0                  0
               ---------------------------------------------------------------------------------
Princ Bal        338,468.79    338,468.79            0.00             0.00               0.00
               ---------------------------------------------------------------------------------
% Delq                19.82%        19.82%           0.00%            0.00%              0.00%
               ---------------------------------------------------------------------------------

                                                    INTEREST        PRINCIPAL              S/F
Amount Prepaid                                          0.00             0.00              0.00
                                            ----------------------------------------------------
Amount Delinquent                                   2,859.04           379.65            105.89
                                            ----------------------------------------------------

SECTION 1-A - SCHEDULED MORTGAGE INSTALLMENTS
================================================================================
WAM = Apr-2018                              NOTE RATE = (        10.240170%)

 A. CONSTANT                                    B. SCHEDULED                       C. SCHED.
                                                   INTEREST                           PRINCIPAL
------------------------------------------------------------------------------------------------
 16,468.77                                        14,571.30                           1,897.47
------------------------------------------------------------------------------------------------

SECTION 2 - SCHEDULE OF PAYMENTS                  1988-3     FEBRUARY 28, 1997

================================================================================================
   A. SCHEDULED                 B. ADDITIONAL       C. PREPAIDS      D. OTHERS        E. TOTAL
      PRINCIPAL                    PRINCIPAL           IN FULL                        PRINCIPAL
================================================================================================
      1,897.47                        59.90            0.00             0.51            1,957.88
================================================================================================
F. Int. Distribution Amount (Yield              9.75000%)                              13,873.81
                                                                                    ------------
G. Total Distribution Amount (Principal & Interest)                                    15,831.69
                                                                                    ============
H. Certificates A-1 Distribution
                                 (E x 93.0%) Princ:                 1,820.83
                                 (E x 93.0%) Int:                  12,902.64
                                                                                    ------------
                                                                                       14,723.47
                                                                                    ============
I. Certificate B Distribution (G x 8.6%)
                                  (E x 7.0%) Princ:                   137.05
                                  (F x 7.0%) Int:                     971.17
                                                                                    ------------
                                                                                        1,108.22
                                                                                    ============
SECTION 3 - PRINCIPAL AMOUNT OF SECURITIES
================================================================================================
A. Beginning Aggregate Security Balance                                             1,707,546.00
                                                                                    ------------
B. Principal Distribution Amount                                                        1,957.88
                                                                                    ------------
C. Ending Aggregate Security Balance                                                1,705,588.12
                                                                                    ============
MEMO ITEM
================================================================================================
A. Book Value Of Real Estate Acquired Through Foreclosure                                    N/A
                                                                                    ------------
B. Ending Aggregate Security Balance Of The Class A
   Certificates (93.0% of Security Balance)                                         1,586,197.34
                                                                                    ------------
C. Ending Aggregate Security Balance Of The Class B
   Certificates (7.00% of Security Balance)                                           119,390.78
                                                                                    ------------

All distributions required to be made by First Interstate Bank for the reporting
month of: FEB 97                 Payable: MAR 26, 97 have been made.

Certified by:

/s/ MICHAEL DRAWDY
--------------------------------
Michael Drawdy, Vice President
Investor Reporting Department

================================================================================
           SUBORDINATED AMOUNT                 1988-3              JULY 31, 1996
================================================================================
                                               PERCENT               DOLLARS
 A.  BEGINNING BALANCE                           7.00              1,132,864.97
                                            ------------------------------------
 B.  AGGREGATE LOSSES                                                 94,394.03
                                            ------------------------------------
 C.  SCHEDULED ADJUSTMENTS PER
     POOLING & SERVICING AGREEMENT                                (1,590,401.00)
                                            ------------------------------------
 D.  ENDING BALANCE                              7.00                727,752.00
================================================================================

RESERVE FUND

 A.  BEGINNING BALANCE                                               727,752.00
                                                               -----------------
 B.  (+) INTEREST CREDITED                                             3,906.88
                                                               -----------------
 C.  (-) INTEREST WITHDRAWN                                            3,906.88
                                                               -----------------
 D.  (+) CLASS B PRINCIPAL (UNTIL LIMITS ARE REACHED)                    137.05
                                                               -----------------
 E.  (+) CLASS B INTEREST (UNTIL LIMITS ARE REACHED)                     971.17
                                                               -----------------
 F.  (-) TRANSFER TO WMC                                                   0.00
                                                               -----------------
 G.  SUB TOTAL                                                       728,860.22
================================================================================

 NOTES:

   INITIAL DEPOSIT (UNRETURNED TO SELLER)                                  0.00
                                                               -----------------
   THREE CURRENT HIGHEST PRINCIPAL BALANCES                          929,030.93
                                                               -----------------
   SPECIFIED RESERVE FUND:                                           727,752.00
                                                               -----------------
   CLASS B  PRIN & INT  TRANSFER TO REPUBLIC FEDERAL:                  1,108.22
    (equal to amt over Specified Reserve Fund Limit)           -----------------

================================================================================
 H.  ENDING BALANCE                                                  727,752.00
================================================================================

                    RECONCILIATION OF POOL PRINCIPAL BALANCE
                         WITH SECURITY PRINCIPAL BALANCE
                                  POOL NO. 815
                                                  1,707,866.63
               (+)                                        0.00
               (-)                                      379.65
               (-)                                    1,897.47
               (+)                                        0.00
               (-)                                        0.51

                                                  1,705,589.00

                                                  1,705,588.12

                                                          0.88


                RECONCILIATION OF CUSTODIAL ACCOUNT BALANCE

               (+)                                        0.00
               (-)                                        0.00
               (-)                                    3,238.69
               (+)                                      105.89
               (+)                                       59.90
               (+)                                        0.51
               (+)                                        0.02
               (+)                                        0.00
               (+)                                        0.00
               (-)                                        0.00

                                                     (3,072.41)

                                                     (3,076.59)

                                                         (4.18)

                            SENIOR SUBORDINATED PASS-THRU
                             SPECIFIED RESERVE FUND LIMITS

REPORTING MONTH:  2/28/97                                           1988-3
                                                                  ----------
     (A)       TERM                                                       30
     (B)       LOAN TYPE                                               FIXED
     (C)       CLASS A %                                               93.00%
     (D)       CLASS B %                                                7.00%
     (E)       ORIGINAL AGGREGATE BALANCE                         80,402,379
     (F)       CURRENT UPB                                         1,707,867
     (G)       RULE CHANGE DATE                                     11/01/93
     (H)       ORIGINAL CUTOFF DATE                                 11/01/88

SUBORDINATED CALCULATIONS (FORMULA TO BE REVISED AT RULE CHANGE DATE)

     (I)       PREVIOUS SUBORDINATED AMT                           1,132,865
     (J)       CLASS B % OF CURR UPB (F)x(D)                         119,551
     (K)       AGGREGATE LOSSES                                       94,394
     (L)       SUB AMT UNTIL RULE CHANGE DATE (J-K)                  727,752

RESERVE CALCULATIONS (FORMULA TO BE REVISED AT RULE CHANGE DATE)

     (M)       ADVANCE RESERVE                                       172,000
     (N)       1% OF CURR AGG BAL (E) x .01                           17,079
     (O)       O.S. UPB CLASS B (F)x(D)                              119,551
     (P)       SUBORD AMT - OS UBP CLASS B (L)-(O)                   608,201
     (Q)       ADV RES + GRT'R OF: (N) or (P)                        780,201
                                                                  ----------

MINIMUM RESERVE FUND

     (R)       O.S. UPB 3 LARGEST LNS                                929,031
     (S)       SUBORDINATED AMOUNT + ADV RES (M)+(R)                 727,752
                                                                  ----------
     (T)       SPECIFIED RESERVE FUND = > OF (R)or(S)                727,752
                                                                  ==========
     (U)       CURRENT RESERVE FUND BALANCE                          727,752

STATUS OF INITIAL DEPOSIT

     (V)       ORIGINAL INITIAL DEPOSIT                              100,000

                                      RULES
                                      -----

     SUBORDINATED AMOUNT                                              AFTER RULE CHANGE DATE: SUB AMOUNT =
     UNTIL RULE CHANGE DATE: SUB AMOUNT =                             LESSER OF A: PREVIOUS SUB AMOUNT AND
     CLASS B % OF ORIG AGGR BAL                                            B: THE SUM OF
     LESS AGGR LOSSES SINCE ORIG CUTOFF DATE                                  (x) CLASS B % OF CURRENT UPB
                                                                              (y) 11/1993 80% OF (A)-(x)     }
                                                                                  11/1994 60% OF (A)-(x)     }
                                                                                  11/1995 40% OF (A)-(x)     } REDUCTION SCHEDULE
                                                                                  11/1996 20% OF (A)-(x)     }
                                                                                  11/1997+ 0% OF (A)-(x)     }


HOWEVER:

(B) CANNOT < SUM OF O.S. UPB 3 LARGEST LOANS

IMPORTANT:

         IF DURING THE 12 MONTHS PRECEDING AN ANNIVERSARY DATE 90 DAY+ DELINQUENCIES-7% OF TOTAL LOAN COUNT FOR 2 CONSECUTIVE MONTHS, THE REDUCTION FOR THAT MONTH WILL NOT TAKE PLACE.

         IF DURING THE 12 MONTHS PRECEDING AN ANNIVERSARY DATE THE ABOVE RULE IS NOT BROKEN, REDUCTIONS WILL TAKE PLACE AS SCHEDULED.

================================================================================

SPECIFIED RESERVE FUND

UNTIL RULE CHANGE DATE: SPECIFIED RESERVE FUND =

        THE SUM OF (i) ADVANCE RESERVE            THE SUM OF (i) ADVANCE RESERVE
        AND       (ii) THE GREATER OF             AND       (ii) THE GREATER OF

        (a) 1% OF ORIGINAL AGGR BAL            (a) 1% OF CURRENT O.S. AGGR BAL
        (b) SUB AMOUNT - O.S. BAL CLASS B      (b) SUB AMOUNT - O.S. BAL CLASS B

HOWEVER;

(ii) CANNOT BE < THE SMALLER OF:       (a) THE O.S. UPB 3 LRGST LOANS ....
                                       (b) SUB AMOUNT

                           NOR >: SUBORDINATED AMOUNT

        WHEN SUB AMOUNT = ZERO, SPECIFIED RESERVE FUND = ADVANCE RESERVE>